UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21457

Name of Fund:  BlackRock Bond Allocation Target Shares

    Series C Portfolio

    Series M Portfolio

    Series S Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Bond Allocation Target Shares,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end:  03/31/2012

Date of reporting period:  03/31/2012

Item 1 – Report to Stockholders

March 31, 2012

Annual Report

        BlackRock Bond Allocation Target Shares

        ▶  Series C Portfolio

        ▶  Series M Portfolio

         ▶  Series S Portfolio

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

2	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6-month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.”
Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of March 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

     How did the Fund perform?

—

For the 12-month period ended March 31, 2012, the Fund outperformed its benchmark, the Barclays US Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

     What factors influenced performance?

—

The Fund’s outperformance relative to its benchmark was driven mostly by security selection. The Fund benefited most from security selection in industrials where the Fund held an overweight in higher-beta names (those with greater sensitivity to market movements) in the telecommunications space including media-cable and wireless communications companies, which performed particularly well due to continued signs of a US economic recovery. The Fund also benefited from tactical trading in financials where positions primarily in large US banks and life insurance companies rebounded after dramatic spread widening in the third quarter of 2011.

—

The Fund tactically traded duration positioning (sensitivity to interest rate movements) throughout the period. The net result was a slight detractor from relative performance primarily due to a short duration position in July of 2011 when interest rates fell dramatically.

     Describe recent portfolio activity.

—

During the 12-month period, the Fund pursued excess returns through active sector rotation in the investment grade credit space. The Fund added to its allocation to US pipelines as a means of increasing exposure to companies with good cash flows. The Fund slightly decreased exposure to financials due to concerns that additional spread tightening would be difficult to achieve after the sector rallied sharply in January and February.

     Describe portfolio positioning at period end.

—

As of period end, the Fund continued to maintain an overweight in financials relative to the Barclays US Credit Index, although it has been pared down. The Fund’s financial holdings reflect a preference for US money center banks and life insurance companies with minimal exposure to Europe. While banks continue to face near-term obstacles, Fund management views the sector as relatively cheap and believes market volatility may present attractive trading opportunities.

—

The Fund remained modestly underweight in industrials, but continued to favor large cable and telecommunications names. The Fund also remained underweight in non-corporate issues as a result of avoiding sovereign-related exposures in favor of corporate credit. The Fund was neutral in utilities given the relative richness and lower upside potential in these sectors. The Fund ended the period with a neutral-to-short duration relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	86%
Preferred Securities	4
U.S. Treasury Obligations	3
Taxable Municipal Bonds	3
Foreign Government Obligations	2
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	4%
AA/Aa	14
A	39
BBB/Baa	41
BB/Ba	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]   The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations which are chartered to promote economic development, collateralized mortgage obligations, US Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]   An unmanaged index that includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[3]   Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series C Portfolio	5.09%	10.20%	7.05%	6.03%
Barclays US Credit Index	3.77	9.58	6.91	5.80

[4]	See “About Fund Performance” on page 10 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Series C Portfolio	$1,000	$1,050.90	$0.00	$1,000	$1,025.00	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	5

Fund Summary as of March 31, 2012	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

     How did the Fund perform?

—

For the 12-month period ended March 31, 2012, the Fund outperformed its benchmark, the Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

     What factors influenced performance?

—

The largest contributor to performance was the Fund’s exposure to US Treasury securities, which are not represented in the benchmark index, during the first half of the reporting period. US Treasuries rallied strongly as investors sought safe haven investments amid global financial turmoil. The US Federal Reserve’s announcement of additional monetary policy easing termed “Operation Twist” also supported Treasury prices. The Fund’s longer duration bias (greater sensitivity to interest rate movements) relative to the benchmark index had a positive impact on returns as interest rates fell through the end of 2011.

—

In the latter part of the period, security selection within agency mortgage-backed securities (“MBS”) contributed to returns. Specifically, an overweight relative to the benchmark index in 15-year issues with lower coupon rates and 30-year higher-coupon issues had a positive impact, as did a corresponding underweight in 30-year middle coupons, which were more negatively impacted by higher prepayment rates resulting from the introduction of the government’s Home Affordable Refinance Program 2.0 (“HARP 2.0”).

—

Detracting from performance was out-of-benchmark index exposure to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) as spread sectors broadly declined in the volatile marketplace during the first half of the period. Conversely, an underweight to agency MBS had a negative impact in the second half of the period when investors’ risk appetite reversed and the sector rallied along with other risk assets. In addition, a modestly long duration bias detracted from returns as interest rates began to rise toward the end of the reporting period.

     Describe recent portfolio activity.

—

Early in the 12-month period, the Fund increased overall exposure to US Treasuries and tactically traded its exposure to agency MBS, with a focus on lower- and middle-coupon issues as they were less vulnerable to rising prepayment rates at that time. However, in late 2011 and early 2012, the Fund shifted nearly all of its US Treasury exposure over to agency MBS with overweights in the 30-year higher-coupon and 15-year lower-coupon segments while underweighting middle coupons, which had become most vulnerable to HARP 2.0 refinances. Outside of the government-related space, the Fund added exposure to CMBS after the sector cheapened significantly in October, but reduced the position after strong performance of CMBS during the first quarter of 2012. Also during the period, the Fund significantly reduced portfolio duration. The Fund held cash committed for pending transactions. The cash balance did not have a material impact on performance.

     Describe portfolio positioning at period end.

—

Management continues to actively manage the Fund’s allocations with consideration of prepayment expectations. As of period end, the Fund remained overweight relative to the Barclays MBS Index in lower- and higher-coupon issues, and underweight in middle coupons as management views this segment as the most vulnerable to HARP 2.0 refinances. The Fund continued to hold out-of-index exposure to CMBS as well as a modest allocation to ABS, which the Fund continues to purchase as opportunities are presented in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	76%
Non-Agency Mortgage-Backed Securities	17
Asset-Backed Securities	5
U.S. Treasury Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	90%
AA/Aa	5
A	5

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]    The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, US Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]    An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

[3]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series M Portfolio	2.35%	14.46%	6.33%	5.45%
Barclays MBS Index	1.45	6.21	6.33	5.64

[4]	See “About Fund Performance” on page 10 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

		Actual		Hypothetical[7]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,023.50	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	7

Fund Summary as of March 31, 2012	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

     How did the Fund perform?

—

For the 12-month period ended March 31, 2012, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

     What factors influenced performance?

—

The Fund’s overweight to investment grade credit and mortgage-backed securities (“MBS”) benefited performance as US economic data continued to improve and liquidity risk in the euro zone was alleviated by the European Central Bank’s long-term refinancing operations. The Fund also benefited from security selection in industrials where the Fund held a bias toward higher-beta names (those with greater sensitivity to market movements) in the telecommunications space.

—	The Fund’s long duration positioning (lower sensitivity to interest rate movements) contributed to performance as interest rates generally moved lower over the period.

—

Detracting from performance was the Fund’s underweight to commercial mortgage-backed securities (“CMBS”), which rallied in the second half of the period. The Fund’s yield curve-steepening bias also had a negative impact as the Fund held an overweight to the short end of the yield curve during periods when longer rates rallied and the curve flattened.

     Describe recent portfolio activity.

—

During the 12-month period, the Fund tactically adjusted duration exposure, moving from a significant long position to a neutral duration stance relative to the benchmark index. From a sector allocation perspective, the Fund reduced its weighting in US Treasuries and meaningfully increased its weighting in corporate credit given improving US economic conditions and a moderating of risks stemming from the European debt crisis.

—	The Fund reduced exposure to agency MBS following a period of good performance in early 2012. The Fund also increased exposure to high-quality CMBS with attractive credit enhancements.

     Describe portfolio positioning at period end.

—

As of period end, the Fund held a core allocation to investment grade credit with a bias toward short-dated financial names in the banking and insurance sectors. The Fund also held exposure to CMBS, asset-backed securities, agency MBS and non-agency residential MBS. The Fund ended the period with a longer portfolio duration versus the BofA Merrill Lynch 1-3 Year Treasury Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	51%
Non-Agency Mortgage-Backed Securities	18
U.S. Government Sponsored Agency Securities	14
Asset-Backed Securities	13
Foreign Agency Obligations	4

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	40%
AA/Aa	15
A	21
BBB/Baa	22
BB/Ba	2

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]    The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations which are chartered to promote economic development, obligations of domestic and non-US corporations, asset-backed securities, US Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]    An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

[3]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series S Portfolio	2.75%	4.03%	5.02%	4.56%
BofA Merrill Lynch 1-3 Year Treasury Index	0.11	1.44	3.38	3.19

[4]	See “About Fund Performance” on page 10 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]
Series S Portfolio	$1,000.00	$1,027.50	$0.35	$0.00	$1,000.00	$1,024.65	$0.35	$1,025.00	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.07%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	9

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

 Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions and (b) operating expenses, including administration fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

 Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	11

Schedule of Investments March 31, 2012	Series C Portfolio (Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value

Capital Markets – 0.2%
State Street Capital Trust IV, 1.47%, 6/15/37 (c)	$1,075	$790,115

Commercial Banks – 0.1%
Wachovia Capital Trust III, 5.57% (c)(e)	225	212,625

Consumer Finance – 0.4%
Capital One Capital V, 10.25%, 8/15/39	1,400	1,438,500

Diversified Financial Services – 1.0%
JPMorgan Chase & Co., 7.90% (c)(e)	1,500	1,643,280
JPMorgan Chase Capital XXII, 6.45%, 2/02/37	200	200,000
JPMorgan Chase Capital XXVII, 7.00%, 11/01/39	1,225	1,241,537
ZFS Finance USA Trust V, 6.50%, 5/09/37 (a)(c)	500	482,500

		3,567,317

Insurance – 2.5%
Lincoln National Corp., 7.00%, 5/17/66 (c)	875	846,563
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (a)	1,200	1,702,882
MetLife, Inc., 6.40%, 12/15/36	900	882,000
New York Life Insurance Co., 6.75%, 11/15/39 (a)	925	1,158,893
Pacific Life Insurance Co., 9.25%, 6/15/39 (a)	1,230	1,593,015
Prudential Financial, Inc., 8.88%, 6/15/38 (c)	850	1,003,000
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)	1,050	1,300,351

		8,486,704

Total Capital Trusts – 4.2%		14,495,261

Corporate Bonds

Aerospace & Defense – 0.7%
Lockheed Martin Corp., 6.15%, 9/01/36	345	413,602
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,337,613
United Technologies Corp., 6.05%, 6/01/36	450	560,294

		2,311,509

Air Freight & Logistics – 0.3%
Federal Express Corp. 2012 Pass-Through Trust, 2.63%, 1/15/18 (a)	1,154	1,150,346

Corporate Bonds	Par (000)	Value

Automobiles – 0.5%
Daimler Finance North America LLC, 2.30%, 1/09/15 (a)	$800	$820,192
Volkswagen International Finance NV, 1.63%, 3/22/15 (a)	850	849,667

		1,669,859

Beverages – 0.4%
SABMiller Holdings, Inc., 1.85%, 1/15/15 (a)	1,300	1,317,456

Biotechnology – 0.6%
Amgen, Inc.:
1.88%, 11/15/14	375	383,658
2.30%, 6/15/16	550	561,466
5.15%, 11/15/41	1,125	1,129,535

		2,074,659

Capital Markets – 4.3%
Ameriprise Financial, Inc., 5.30%, 3/15/20	325	354,253
Credit Suisse AG/Guernsey, 1.63%, 3/06/15 (a)	370	369,121
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	3,525	3,689,836
6.25%, 9/01/17	635	696,017
6.15%, 4/01/18	525	566,281
5.75%, 1/24/22	2,375	2,443,257
6.25%, 2/01/41	725	716,047
Morgan Stanley:
6.25%, 8/28/17	885	931,949
7.30%, 5/13/19	1,625	1,748,763
5.50%, 7/28/21	1,575	1,539,222
Murray Street Investment Trust I, 4.65%, 3/09/17 (b)	450	450,333
UBS AG, 2.25%, 1/28/14	1,126	1,130,622

		14,635,701

Chemicals – 0.1%
Ecolab, Inc.:
2.38%, 12/08/14	265	274,474
5.50%, 12/08/41	250	271,127

		545,601

Commercial Banks – 7.8%
Associated Banc-Corp., 5.13%, 3/28/16	1,490	1,573,577
Barclays Bank Plc, 5.14%, 10/14/20	1,500	1,445,033
DNB Bank ASA, 3.20%, 4/03/17 (a)	1,000	1,003,941
HSBC Bank USA, N.A., 4.63%, 4/01/14	5,500	5,779,631
HSBC Holdings Plc:
6.80%, 6/01/38	1,505	1,723,338
6.10%, 1/14/42	500	581,762
ING Bank NV:
2.38%, 6/09/14 (a)	850	844,030
3.00%, 9/01/15 (a)	1,625	1,618,112
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)	350	338,132

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

GO LIBOR	General Obligation Bonds London Interbank Offered Rate	RB TBA	Revenue Bonds To-Be-Announced

See Notes to Financial Statements.

12	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Commercial Banks (concluded)
Nordea Bank AB, 2.13%, 1/14/14 (a)	$1,100	$1,103,755
Royal Bank of Scotland Group Plc, 5.00%, 11/12/13	3,000	2,984,100
Standard Chartered Plc, 5.50%, 11/18/14 (a)	2,200	2,365,220
Wells Fargo & Co.:
4.38%, 1/31/13	5,015	5,169,377
3.68%, 6/15/16 (b)	300	320,374

		26,850,382

Commercial Services & Supplies – 0.4%
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)	1,575	1,527,608

Communications Equipment – 0.2%
Juniper Networks, Inc., 4.60%, 3/15/21	600	637,137

Computers & Peripherals – 0.2%
Hewlett-Packard Co., 2.63%, 12/09/14	545	562,382

Consumer Finance – 1.8%
Capital One Financial Corp.:
2.13%, 7/15/14	1,475	1,483,407
2.15%, 3/23/15	550	550,849
Discover Bank:
8.70%, 11/18/19	650	808,854
7.00%, 4/15/20	475	545,042
SLM Corp.:
5.00%, 10/01/13	1,075	1,099,187
0.86%, 1/27/14 (c)	500	477,569
6.25%, 1/25/16	1,055	1,097,200

		6,062,108

Diversified Financial Services – 10.6%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20	1,000	1,029,332
Bank of America Corp.:
6.50%, 8/01/16	3,330	3,661,282
5.63%, 10/14/16	325	345,536
5.75%, 12/01/17	1,755	1,882,225
5.70%, 1/24/22	1,050	1,111,513
BP Capital Markets Plc, 3.13%, 10/01/15	2,875	3,038,783
Citigroup, Inc.:
5.50%, 10/15/14	4,050	4,345,285
4.75%, 5/19/15	785	826,478
5.30%, 1/07/16	1,000	1,072,218
4.45%, 1/10/17	1,675	1,754,573
6.00%, 10/31/33	100	95,766
6.13%, 8/25/36	100	96,107
5.88%, 1/30/42	325	336,745
CME Group Index Services LLC, 4.40%, 3/15/18 (a)	1,700	1,842,995
General Electric Capital Corp.:
2.80%, 1/08/13 (d)	2,100	2,135,643
2.15%, 1/09/15	1,000	1,021,459
6.75%, 3/15/32	1,075	1,284,352
6.15%, 8/07/37	715	809,669
HSBC Finance Corp., 6.68%, 1/15/21	1,100	1,174,177
Iberdrola Finance Ireland Ltd., 3.80%, 9/11/14 (a)	750	769,708
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16	575	595,125
8.00%, 1/15/18 (a)	250	260,000
JPMorgan Chase & Co., 6.00%, 1/15/18	2,150	2,487,141

Corporate Bonds	Par (000)	Value

Diversified Financial Services (concluded)
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17	$1,427	$1,617,076
Merrill Lynch & Co., Inc.:
6.05%, 5/16/16	1,350	1,421,437
7.75%, 5/14/38	500	545,713
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (a)	655	669,212

		36,229,550

Diversified Telecommunication Services – 4.1%
AT&T Inc., 6.50%, 9/01/37	890	1,068,749
Deutsche Telekom International Finance BV, 3.13%, 4/11/16 (a)	950	979,111
Qwest Corp., 8.38%, 5/01/16	2,000	2,389,844
Telecom Italia Capital SA, 5.25%, 11/15/13	1,360	1,397,400
Telefonica Emisiones SAU, 7.05%, 6/20/36	700	688,093
Telefonica Moviles Chile SA, 2.88%, 11/09/15 (a)	1,375	1,372,451
Verizon Communications, Inc.:
1.95%, 3/28/14	3,025	3,098,861
6.25%, 4/01/37	850	1,008,415
Verizon Global Funding Corp., 7.75%, 12/01/30	750	1,015,766
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	820	890,725

		13,909,415

Electric Utilities – 6.3%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)	400	451,590
Carolina Power & Light Co., 6.30%, 4/01/38	750	978,729
The Cleveland Electric Illuminating Co., 5.65%, 12/15/13	450	480,164
Constellation Energy Group, Inc., 7.60%, 4/01/32	900	1,170,137
Duke Energy Carolinas LLC, 5.25%, 1/15/18	450	528,857
Duke Energy Corp., 3.35%, 4/01/15	1,700	1,804,200
E.ON International Finance BV, 5.80%, 4/30/18 (a)	1,100	1,277,739
Florida Power & Light Co., 5.95%, 2/01/38	1,075	1,351,307
Great Plains Energy, Inc., 5.29%, 6/15/22 (b)	745	794,881
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	1,958,232
Kentucky Utilities Co., 5.13%, 11/01/40	1,050	1,193,003
Kiowa Power Partners LLC, 4.81%, 12/30/13 (a)	6	5,896
Louisville Gas & Electric Co., 1.63%, 11/15/15	299	304,482
MidAmerican Energy Holdings Co.:
5.30%, 3/15/18	2,170	2,533,570
5.75%, 4/01/18	1,475	1,733,752
Mississippi Power Co., 4.25%, 3/15/42	400	394,890
Ohio Edison Co., 6.40%, 7/15/16	190	217,633
Ohio Power Co., 5.38%, 10/01/21	675	774,232
PacifiCorp, 6.00%, 1/15/39	450	555,789
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,198,874
3.15%, 4/01/22	775	757,517
Southern California Edison Co., 5.35%, 7/15/35	825	959,198

		21,424,672

Energy Equipment & Services – 1.4%
Ensco Plc, 3.25%, 3/15/16	1,600	1,669,214

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	13

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Energy Equipment & Services (concluded)
Halliburton Co., 7.45%, 9/15/39	$320	$449,035
Transocean, Inc.:
5.05%, 12/15/16	1,150	1,231,565
6.00%, 3/15/18	600	664,211
6.50%, 11/15/20	500	559,062
6.38%, 12/15/21	280	315,047

		4,888,134

Food & Staples Retailing – 1.6%
CVS Caremark Corp., 5.75%, 6/01/17	680	802,468
Tesco Plc, 5.50%, 11/15/17 (a)	1,840	2,130,323
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	675	767,607
6.50%, 8/15/37 (d)	1,060	1,395,542
6.20%, 4/15/38	230	293,233

		5,389,173

Food Products – 1.1%
Kraft Foods, Inc.:
6.50%, 8/11/17	2,640	3,184,698
6.50%, 11/01/31	375	450,333

		3,635,031

Gas Utilities – 0.3%
Atmos Energy Corp., 8.50%, 3/15/19	800	1,046,614

Health Care Equipment & Supplies – 1.0%
CareFusion Corp., 6.38%, 8/01/19	695	807,579
Covidien International Finance SA, 6.00%, 10/15/17	2,300	2,759,126

		3,566,705

Health Care Providers & Services – 0.7%
Aristotle Holding, Inc.:
2.10%, 2/12/15 (a)	775	784,551
3.50%, 11/15/16 (a)	325	339,478
Coventry Health Care, Inc., 5.45%, 6/15/21	850	930,448
WellPoint, Inc., 6.38%, 6/15/37	375	458,067

		2,512,544

Independent Power Producers & Energy Traders – 0.3%
Ipalco Enterprises, Inc., 5.00%, 5/01/18	925	920,375

Industrial Conglomerates – 0.6%
Hutchison Whampoa International Ltd., 4.63%, 9/11/15 (a)	1,000	1,061,803
Koninklijke Philips Electronics NV, 3.75%, 3/15/22	515	518,491
Tyco Electronics Group SA, 3.50%, 2/03/22	600	584,942

		2,165,236

Insurance – 6.0%
ACE INA Holdings, Inc., 2.60%, 11/23/15	625	650,001
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	842,648
American International Group, Inc.:
4.88%, 9/15/16	500	528,880
3.80%, 3/22/17	900	911,300
5.45%, 5/18/17	725	779,404
5.85%, 1/16/18	1,450	1,576,884
6.40%, 12/15/20	485	548,889
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)	1,100	1,049,903

Corporate Bonds	Par (000)	Value

Insurance (concluded)
Genworth Financial, Inc.:
6.52%, 5/22/18	$200	$206,733
7.63%, 9/24/21	780	806,887
International Lease Finance Corp., 6.38%, 3/25/13	750	770,625
Manulife Financial Corp., 4.90%, 9/17/20	750	769,927
MetLife Institutional Funding II, 1.63%, 4/02/15 (a)	6,000	5,994,588
New York Life Global Funding, 1.30%, 1/12/15 (a)	1,300	1,306,861
Pricoa Global Funding I, 5.40%, 10/18/12 (a)	2,125	2,178,758
Prudential Financial, Inc., 5.70%, 12/14/36	1,375	1,465,303

		20,387,591

Life Sciences Tools & Services – 0.9%
Agilent Technologies, Inc.:
4.45%, 9/14/12	850	862,668
5.00%, 7/15/20	875	972,721
Life Technologies Corp., 3.50%, 1/15/16	1,295	1,345,110

		3,180,499

Machinery – 0.3%
AGCO Corp., 5.88%, 12/01/21 (a)	775	815,471
Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	220	234,929

		1,050,400

Media – 9.5%
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13	3,000	3,216,738
Comcast Corp.:
5.90%, 3/15/16	955	1,102,667
6.50%, 11/15/35	1,375	1,651,763
6.55%, 7/01/39	925	1,131,729
COX Communications, Inc.:
7.13%, 10/01/12	2,250	2,322,718
4.63%, 6/01/13	5,000	5,223,705
8.38%, 3/01/39 (a)	625	879,973
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.50%, 3/01/16	1,950	2,048,001
3.80%, 3/15/22 (a)	1,250	1,232,840
6.38%, 3/01/41	229	258,440
Discovery Communications LLC, 3.70%, 6/01/15	1,175	1,257,968
Grupo Televisa SA, 6.63%, 1/15/40	900	1,016,257
NBCUniversal Media LLC, 2.88%, 4/01/16	587	610,002
News America, Inc.:
7.28%, 6/30/28	1,075	1,192,283
6.40%, 12/15/35	1,025	1,162,056
TCM Sub LLC, 3.55%, 1/15/15 (a)	1,750	1,849,477
Thomson Reuters Corp., 5.95%, 7/15/13	2,300	2,439,647
Time Warner Cable, Inc.:
5.85%, 5/01/17	2,000	2,333,834
8.25%, 4/01/19	1,120	1,432,370

		32,362,468

Metals & Mining – 1.8%
Barrick Gold Corp., 2.90%, 5/30/16	750	782,512
Barrick North America Finance LLC, 5.70%, 5/30/41	950	1,017,389

See Notes to Financial Statements.

14	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Metals & Mining (concluded)
Cliffs Natural Resources, Inc., 4.80%, 10/01/20	$600	$618,223
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22	1,000	960,418
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	1,025	1,324,319
Southern Copper Corp., 6.75%, 4/16/40	450	486,297
Teck Resources Ltd., 10.25%, 5/15/16	850	973,335

		6,162,493

Multiline Retail – 0.2%
Kohl’s Corp., 6.25%, 12/15/17	600	714,475

Multi-Utilities – 2.2%
CenterPoint Energy, Inc., 6.50%, 5/01/18	850	1,000,029
Northern States Power Co., 6.20%, 7/01/37	725	943,458
Sempra Energy, 6.50%, 6/01/16	975	1,152,535
Virginia Electric & Power Co.:
5.40%, 1/15/16	3,000	3,443,646
6.00%, 1/15/36	900	1,119,703

		7,659,371

Oil, Gas & Consumable Fuels – 8.0%
Anadarko Petroleum Corp.:
5.95%, 9/15/16	2,647	3,051,718
6.38%, 9/15/17	200	237,643
Canadian Natural Resources Ltd., 5.70%, 5/15/17	1,645	1,948,045
Cenovus Energy, Inc., 6.75%, 11/15/39	355	458,121
DCP Midstream LLC:
5.35%, 3/15/20 (a)	750	822,719
4.75%, 9/30/21 (a)	650	688,282
El Paso Natural Gas Co., 8.63%, 1/15/22	485	601,823
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20	390	435,825
5.00%, 10/01/21	900	933,180
Energy Transfer Partners LP, 5.20%, 2/01/22	2,300	2,406,161
Enterprise Products Operating LLC:
3.70%, 6/01/15	500	534,504
5.25%, 1/31/20	900	1,005,089
6.45%, 9/01/40	800	941,786
5.70%, 2/15/42	490	529,809
EOG Resources, Inc., 2.50%, 2/01/16	1,000	1,032,424
Kinder Morgan Energy Partners LP:
3.95%, 9/01/22	875	866,304
7.30%, 8/15/33	1,400	1,613,132
Marathon Petroleum Corp., 6.50%, 3/01/41	422	455,861
Nexen, Inc., 6.40%, 5/15/37	725	797,122
Phillips 66, 2.95%, 5/01/17 (a)	760	772,466
Ruby Pipeline LLC, 4.50%, 4/01/17 (a)	900	914,932
Schlumberger Norge AS, 4.20%, 1/15/21 (a)	975	1,055,449
Shell International Finance BV, 6.38%, 12/15/38	800	1,058,446
Valero Energy Corp., 6.63%, 6/15/37	426	463,660
Western Gas Partners LP, 5.38%, 6/01/21	1,025	1,098,800
The Williams Cos., Inc.:
7.88%, 9/01/21	550	685,415
7.75%, 6/15/31	186	226,587
8.75%, 3/15/32	155	204,339

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Williams Partners LP:
5.25%, 3/15/20	$800	$881,910
4.00%, 11/15/21	435	439,560
6.30%, 4/15/40	225	261,561

		27,422,673

Paper & Forest Products – 0.7%
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/19	900	1,067,123
International Paper Co., 7.95%, 6/15/18	1,150	1,445,061

		2,512,184

Pharmaceuticals – 3.7%
Allergan, Inc., 5.75%, 4/01/16	550	638,568
Merck & Co., Inc., 6.55%, 9/15/37	625	854,098
Roche Holding, Inc., 6.00%, 3/01/19 (a)	1,200	1,463,398
Sanofi-Aventis SA, 2.63%, 3/29/16	430	450,240
Teva Pharmaceutical Finance Co. LLC:
5.55%, 2/01/16	2,400	2,719,553
6.15%, 2/01/36	650	779,654
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	1,025	1,097,399
Wyeth LLC:
5.50%, 2/15/16	1,110	1,281,841
5.45%, 4/01/17 (d)	1,500	1,791,743
5.95%, 4/01/37	1,175	1,488,546

		12,565,040

Real Estate Investment Trusts (REITs) – 2.4%
American Tower Corp., 4.63%, 4/01/15	2,500	2,662,930
Developers Diversified Realty Corp.:
4.75%, 4/15/18	280	290,057
7.88%, 9/01/20	350	413,929
ERP Operating LP, 4.63%, 12/15/21	1,090	1,147,701
HCP, Inc.:
3.75%, 2/01/16	525	541,377
5.38%, 2/01/21	725	781,246
Plum Creek Timberlands LP, 4.70%, 3/15/21	875	884,665
ProLogis LP, 6.25%, 3/15/17	525	578,224
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	845	852,575

		8,152,704

Road & Rail – 1.1%
Asciano Finance Ltd., 5.00%, 4/07/18 (a)	600	619,720
Burlington Northern Santa Fe LLC:
5.65%, 5/01/17	425	494,548
5.75%, 5/01/40	500	570,866
Canadian National Railway Co., 6.25%, 8/01/34	1,100	1,379,562
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	603,224

		3,667,920

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	15

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Software – 1.1%
BMC Software, Inc., 4.25%, 2/15/22	$700	$701,759
Oracle Corp.:
5.25%, 1/15/16	2,100	2,409,865
5.38%, 7/15/40	475	549,228

		3,660,852

Specialty Retail – 0.3%
QVC, Inc.:
7.50%, 10/01/19 (a)	780	856,050
7.38%, 10/15/20 (a)	310	341,000

		1,197,050

Tobacco – 1.3%
Altria Group, Inc.:
9.95%, 11/10/38	140	212,947
10.20%, 2/06/39	873	1,353,518
Lorillard Tobacco Co., 3.50%, 8/04/16	1,100	1,145,252
Philip Morris International, Inc., 5.65%, 5/16/18	1,385	1,650,732

		4,362,449

Wireless Telecommunication Services – 3.3%
Alltel Corp., 7.88%, 7/01/32	470	671,843
America Movil SAB de CV:
5.50%, 3/01/14	1,250	1,349,165
2.38%, 9/08/16	2,340	2,368,841
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	305	418,772
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)	1,450	1,611,571
Rogers Communications, Inc., 7.50%, 3/15/15	2,125	2,491,486
Vodafone Group Plc, 5.75%, 3/15/16	2,000	2,310,266

		11,221,944

Total Corporate Bonds – 88.1%		301,312,310

Foreign Agency Obligations

Nakilat, Inc., 6.07%, 12/31/33 (a)	25	26,750
Petrobras International Finance Co.:
3.88%, 1/27/16	700	736,822
5.88%, 3/01/18	2,350	2,635,894
7.88%, 3/15/19	450	555,212
6.88%, 1/20/40	845	992,766

Total Foreign Agency Obligations – 1.5%		4,947,444

Foreign Government Obligations

Colombia – 0.3%
Republic of Colombia, 4.38%, 7/12/21	825	897,187

Mexico – 0.9%
United Mexican States:
5.88%, 2/17/14	1,775	1,927,650
5.95%, 3/19/19	1,100	1,318,900

		3,246,550

Foreign Government Obligations	Par (000)	Value

United Arab Emirates – 0.6%
Abu Dhabi Government International Bonds, 6.75%, 4/08/19	$ 1,750	$ 2,135,000

Total Foreign Government Obligations – 1.8%		6,278,737

Taxable Municipal Bonds

Chicago O’Hare International Airport RB, 6.40%, 1/01/40	1,000	1,221,900
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	2,000	2,647,880
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	2,325	3,244,537
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	1,200	1,347,036
State of Illinois GO, 4.42%, 1/01/15	1,100	1,152,844

Total Taxable Municipal Bonds – 2.8%		9,614,197

U.S. Government Sponsored Agency Securities

Agency Obligations – 0.5%
Fannie Mae, 3.45%, 10/09/19 (d)(f)	2,250	1,739,972

U.S. Treasury Obligations
U.S. Treasury Bonds:
4.38%, 11/15/39 (d)	500	600,781
3.88%, 8/15/40	1,235	1,366,026
3.13%, 11/15/41	1,295	1,242,189
U.S. Treasury Notes:
0.88%, 2/28/17	3,780	3,753,423
2.13%, 8/15/21 (d)	2,995	2,992,895
2.00%, 11/15/21	1,296	1,275,851

Total U.S. Treasury Obligations – 3.3%		11,231,165

Total Long-Term Investments
(Cost – $323,177,882) – 102.2%		349,619,086

Short-Term Securities	Shares

Dreyfus Treasury Prime, 0.00% (g)	9,363,943	9,363,943

Total Short-Term Securities
(Cost – $9,363,943) – 2.8%		9,363,943

See Notes to Financial Statements.

16	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)	Value
Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 2.400% and pay a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker Citibank, N.A.	$4,000	$1,668
Receive a fixed Rate of 2.605% and pay a floating rate based on 3-Month LIBOR, expires 1/13/14, Broker Credit Suisse International	1,400	45,149

		46,817

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 2.605% and receive a floating rate based on 3-Month LIBOR, Expires 1/13/14, Broker Credit Suisse International	1,400	80,642
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	3,500	147,545

		228,187

Total Options Purchased
(Cost – $369,749) – 0.1%		275,004

Total Investments Before Options Written
(Cost – $332,911,574) – 105.1%		359,258,033

Options Written

Over-the-Counter Interest Rate Call Swaptions – (0.7)%
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG	5,100	(804,749)
Pay a fixed rate of 4.705% and receive a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citibank, N.A.	9,600	(1,558,307)

		(2,363,056)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.750% and pay a floating rate based on 3-month LIBOR, Expires 8/23/12, Broker Deutsche Bank AG	8,000	(37,285)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG	5,100	(1)
Receive a fixed rate of 4.705% and pay a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citibank, N.A.	9,600	(101,527)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	7,000	(134,915)

		(273,728)

Total Options Written
(Premiums Received – $1,666,020) – (0.8)%		(2,636,784)

Total Investments Net of Options Written – 104.3%		356,621,249
Liabilities in Excess of Other Assets – (4.3)%		(14,626,187)

Net Assets – 100.0%		$341,995,062

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Variable rate security. Rate shown is as of report date.
(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Represents the current yield as of report date.

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Credit Suisse International	0.07%	1/12/12	Open	$3,085,330	$3,084,850
BNP Paribas SA	0.12%	1/17/12	Open	647,037	646,875
Credit Suisse International	0.35%	1/17/12	Open	2,043,739	2,042,250
UBS AG	0.34%	2/13/12	Open	1,722,030	1,721,250
UBS AG	0.34%	2/13/12	Open	1,325,601	1,325,000
Credit Suisse International	0.19%	3/01/12	Open	1,418,938	1,418,706
Credit Suisse International	0.21%	3/20/12	Open	1,667,930	1,667,813

Total				$11,910,605	$11,906,744

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrea- lized Apprecia- tion (Deprecia- tion)

	U.S. Treasury	Chicago
163	Notes (10 Year)	Mercantile	June 2012	$21,105,953	$ 42,039
	U.S. Treasury	Chicago
187	Bonds (20 Year)	Mercantile	June 2012	$25,759,250	(492,185)

Total					$(450,146)

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrea- lized Deprecia- tion

	U.S. Treasury	Chicago
152	Notes (5 Year)	Mercantile	June 2012	$18,625,938	$(5,438)
	Ultra Treasury	Chicago
37	Bonds	Mercantile	June 2012	$5,585,843	(417)

Total					$(5,855)

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	17

Schedule of Investments (concluded)	Series C Portfolio

—	Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrea- lized Appre- ciation (Depre- ciation)

1.34%[1]	3-month LIBOR	Deutsche Bank AG	11/17/16	$ 200	$ (2,385)

1.32%[1]	3-month LIBOR	Deutsche Bank AG	11/21/16	$3,800	(40,754)

2.35%[1]	3-month LIBOR	Deutsche Bank AG	3/19/22	$6,000	(36,786)

4.34%[1]	3-month LIBOR	Citibank, N.A.	4/14/41	$1,100	(303,252)

3.10%[2]	3-month LIBOR	Deutsche Bank AG	3/19/42	$1,000	10,425

Total					$(372,752)

[1]	Fund pays a fixed interest rate and receives a floating rate.

[2]	Fund pays a floating interest rate and receives a fixed rate.

—	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea- lized Appre- ciation

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	Not Rated	$1,225	$ 8,096

[1]	Using Standard & Poor’s (“S&P’s”) rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Invest- ments[1]	–	$349,619,086	–	$349,619,086
Short-Term Securities	$9,363,943	–	–	9,363,943

Total	$9,363,943	$349,619,086	–	$358,983,029

[1]	See above Schedule of Investments for values in each security type.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$42,039	$285,429	–	$327,468
Credit contracts	–	8,096		8,096
Liabilities:
Interest rate contracts	(498,040)	(3,019,961)	–	(3,518,001)

Total	$(456,001)	$(2,726,436)	–	$(3,182,437)

[2]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

18	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments March 31, 2012	Series M Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

AmeriCredit Automobile Receivables Trust, Series 2009-1, Class A3, 3.04%, 10/15/13	$263	$264,419
Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13 (a)	137	136,927
Ford Credit Auto Owner Trust:
Series 2009-A, Class A4, 6.07%, 5/15/14	2,458	2,520,994
Series 2009-D, Class A3, 2.17%, 10/15/13	233	233,951
Harley-Davidson Motorcycle Trust, Series 2009-3, Class A4, 2.54%, 4/15/17	1,000	1,008,387
SLM Student Loan Trust:
Series 2008-4, Class A4, 2.21%, 1/24/17 (b)	7,350	7,546,325
Series 2008-5, Class A2, 1.66%, 10/25/16 (b)	475	479,095
Series 2008-5, Class A3, 1.86%, 1/25/18 (b)	10,000	10,214,814

Total Asset-Backed Securities – 7.0%		22,404,912

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities – 23.7%
Bear Stearns Commercial Mortgage Securities:
Series 2004-T16, Class A6, 4.75%, 10/13/14 (b)	7,355	7,908,949
Series 2005-PW10, Class A4, 5.41%, 12/11/40 (b)	1,000	1,117,001
Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)(c)	10,255	11,674,846
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	500	563,961
Commercial Mortgage Asset Trust, Series 2006-C8, Class A3, 5.31%, 12/10/46	5,000	5,188,940
Credit Suisse Mortgage Capital Certificates:
Series 2006-C1, Class A3, 5.42%, 2/15/39 (b)	3,385	3,621,460
Series 2006-C4, Class A3, 5.47%, 8/15/16	5,770	6,363,773
GE Capital Commercial Mortgage Corp., Series 2004-C2, Class A4, 4.89%, 3/10/40	1,040	1,101,026
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C3, Class B, 5.10%, 7/10/39 (b)	1,000	1,015,363
Series 2003-C2, Class A2, 5.45%, 5/10/40 (b)	3,465	3,645,610
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1, Class B, 5.10%, 11/11/12 (b)	1,000	1,008,157
Series 2005-GG3, Class A2, 4.31%, 8/10/42	748	747,828
Series 2005-GG3, Class A3, 4.57%, 8/10/42	1,335	1,371,909
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.79%, 5/10/17 (b)	11,705	12,989,003

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2005-CB12, Class A4, 4.90%, 9/12/37	$ 280	$ 306,756
Series 2006-LDP7, Class A4, 5.87%, 4/15/45 (b)	2,105	2,393,865
Series 2006-LDP9, Class A25, 5.30%, 5/15/47	4,445	4,567,837
LB-UBS Commercial Mortgage Trust:
Series 2004-C4, Class A4, 5.28%, 6/15/29 (b)	220	237,121
Series 2006-C3, Class A4, 5.66%, 3/15/39 (b)	355	398,925
Series 2007-C2, Class A2, 5.30%, 2/15/40	1,655	1,655,761
Morgan Stanley Capital I, Series 2007-IQ15, Class A2, 5.84%, 8/11/12 (b)	4,100	4,126,281
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2, 5.50%, 10/15/48	3,351	3,364,802

Total Non-Agency Mortgage-Backed Securities – 23.7%		75,369,174

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations – 0.5%
Freddie Mac:
Series 2511, Class IG, 2.75%, 5/01/36 (b)	1,198	1,280,094
Series 2864, Class NA, 5.50%, 1/15/31	449	462,402

		1,742,496

Federal Deposit Insurance Corporation Guaranteed – 1.7%
Citigroup Funding, Inc., 2.25%, 12/10/12	5,320	5,394,177

		5,394,177

Mortgage-Backed Securities – 105.0%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/16/14-4/01/27 (d)	24,530	25,575,970
2.50%, 4/01/27 (d)	24,600	24,938,250
3.50%, 4/01/27-4/01/42 (d)	26,800	27,868,063
6.50%, 9/01/36-4/01/42 (d)	20,100	22,530,804
4.00%, 4/01/42 (d)	27,600	28,936,875
4.50%, 4/01/42 (d)	47,400	50,406,547
5.00%, 4/01/42 (d)	21,300	23,004,000
5.50%, 4/01/42 (d)	17,000	18,519,375
6.00%, 4/01/42 (d)	26,200	28,860,938
Ginnie Mae Mortgage-Backed Securities:
5.00%, 7/15/33-4/15/42 (d)	25,038	27,674,973
3.50%, 4/15/42 (d)	10,600	11,043,875
4.00%, 4/15/42 (d)	11,300	12,126,313
4.50%, 4/15/42 (d)	17,300	18,819,156
6.50%, 4/15/42 (d)	12,000	13,672,500

		333,977,639

Total U.S. Government Sponsored Agency Securities – 107.2%		341,114,312

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	19

Schedule of Investments (continued)	Series M Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Notes:
0.38%, 3/15/15	$ 2,000	$1,992,344
1.38%, 2/28/19	4,245	4,184,640
1.50%, 3/31/19 (e)	4,125	4,093,741

Total U.S. Treasury Obligations – 3.2%		10,270,725

Total Long-Term Investments
(Cost – $442,196,985) – 141.1%		449,159,123

Short-Term Securities	Shares

Dreyfus Treasury Prime, 0.00% (f)	173,711,273	173,711,273

Total Short-Term Securities
(Cost – $173,711,273) – 54.6%		173,711,273

Total Investments Before TBA Sale Commitments
(Cost – $615,908,258) – 195.7%		622,870,396

TBA Sale Commitments (d)	Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/27	$10,400	(10,543,000)
3.00%, 4/01/27	5,900	(6,106,500)
3.50%, 4/01/27-4/01/42	17,900	(18,602,000)
4.50%, 4/01/42	12,600	(13,399,313)
5.50%, 4/01/42	6,000	(6,536,248)
6.00%, 4/01/42	1,900	(2,092,969)
6.50%, 4/01/42	7,200	(8,046,000)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/42	3,800	(3,959,125)
4.50%, 4/15/42	16,600	(18,057,688)
5.00%, 4/15/42	3,400	(3,754,875)

Total TBA Sale Commitments
(Proceeds – $90,957,031) – (28.6)%		(91,097,718)

Total Investments Net of TBA Sale Commitments – 167.1%		531,772,678
Liabilities in Excess of Other Assets – (67.1)%		(213,596,226)

Net Assets – 100.0%		$318,176,452

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

BNP Paribas SA	$625,126	$(2,811)
Citibank, N.A.	$26,983,156	$(30,172)
Credit Suisse International	$(2,304,376)	$(33,938)
Deutsche Bank AG	$68,549,954	$83,031
Goldman Sachs Bank USA	$39,869,498	$(51,991)
JPMorgan Chase Bank, N. A.	$27,724,924	$(71,055)
Morgan Stanley Capital Services, Inc.	$38,692,953	$25,074
RBS Securities, Inc.	$(1,101,563)	$(938)
UBS AG	$10,592,375	$(7,891)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Credit Suisse International	$4,093,741	$967

(f)	Represents the current yield as of report date.

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse Inter- national	(1.25)%	3/21/12	Open	$4,773,176	$4,775,000

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

	U.S. Treasury
526	Notes (2 Year)	Chicago Mercantile	June 2012	$115,793,969	$ (24,559)
	U.S. Treasury
175	Notes (5 Year)	Chicago Mercantile	June 2012	$ 21,444,336	(127,152)
	Ultra
154	Treasury Bonds	Chicago Mercantile	June 2012	$ 23,249,188	(1,223,385)

Total					$(1,375,096)

See Notes to Financial Statements.

20	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (concluded)	Series M Portfolio

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation

	U.S. Treasury
308	Notes (10 Year)	Chicago Mercantile	June 2012	$39,881,187	$345,680

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	–	$449,159,123	–	$449,159,123
Short-Term Securities	$173,711,273	–	–	173,711,273
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(91,097,718)	–	(91,097,718)

Total	$173,711,273	$358,061,405	–	$531,772,678

[1]	See above Schedule of Investments for values in each security type.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$345,680	–	–	$345,680
Liabilities:
Interest rate contracts	(1,375,096)	–	–	(1,375,096)

Total	$(1,029,416)	–	–	$(1,029,416)

[2]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	21

Schedule of Investments March 31, 2012	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

AH Mortgage Advance Trust, Series SART-3,
Class 1A1, 2.98%, 3/13/13 (a)	$570	$570,527
AmeriCredit Automobile Receivables Trust:
Series 2009-1, Class A3, 3.04%, 10/15/13	217	218,145
Series 2010-1, Class A3, 1.66%, 3/17/14	189	189,502
Series 2010-4, Class A3, 1.27%, 4/08/15	860	862,273
Series 2011-1, Class A3, 1.39%, 9/08/15	330	331,841
Series 2011-2, Class B, 2.33%, 3/08/16	410	416,833
Bank of America Auto Trust, Series 2009-2A,
Class A3, 2.13%, 9/15/13 (a)	50	50,447
CenterPoint Energy Transition Bond Co. LLC,
Series 2005-A, Class A2, 4.97%, 8/01/14	38	38,231
Chrysler Financial Auto Securitization Trust,
Series 2009-A, Class A3, 2.82%, 1/15/16	74	74,011
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.34%, 5/15/12 (a)(b)	1,500	1,503,737
Series 2009-A12, Class A12, 3.35%, 8/15/12 (a)	530	535,266
Series 2009-A14A, Class A14, 2.99%, 8/15/14 (a)(b)	697	734,123
Credit Acceptance Auto Loan Trust:
Series 2011-1, Class A, 2.61%, 3/15/19 (a)	710	710,852
Series 2012-1A, Class A, 2.20%, 9/16/19 (a)	1,150	1,149,873
Discover Card Master Trust, Series 2009-A1,
Class A1, 1.54%, 12/15/14 (b)	1,325	1,328,541
Ford Credit Auto Lease Trust, Series 2010-B,
Class A4, 1.04%, 1/15/13 (a)	800	801,736
Ford Credit Auto Owner Trust:
Series 2009-A, Class A4, 6.07%, 5/15/14	506	519,028
Series 2009-D, Class A3, 2.17%, 10/15/13	534	535,748
Ford Credit Floorplan Master Owner Trust:
Series 2010-1, Class A, 1.89%, 12/15/12 (a)(b)	1,690	1,709,162
Series 2010-5, Class C, 2.07%, 9/15/13 (a)	185	186,347
Series 2011-2, Class C, 2.37%, 9/15/13	240	240,381
Series 2011-2, Class D, 2.86%, 9/15/13	245	245,370
Series 2012-1, Class B, 1.14%, 1/15/14 (b)	795	795,181
Series 2012-1, Class C, 1.74%, 1/15/14 (b)	890	890,404
Series 2012-1, Class D, 2.34%, 1/15/14 (b)	500	500,318
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.67%, 1/15/14	406	407,943
PFS Financing Corp., Series 2012-AA, Class A,
1.44%, 2/17/14 (a)(b)	1,000	1,000,100
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A4, 4.37%, 6/25/12	21	20,872
Santander Consumer Acquired Receivables
Trust:
Series 2011-S1A, Class B, 1.66%, 6/15/13 (a)	933	925,567
Series 2011-S1A, Class C, 2.01%, 6/15/13 (a)	460	455,543

Asset-Backed Securities	Par (000)	Value

Santander Drive Auto Receivables Trust:
Series 2010-1, Class A3, 1.84%, 11/17/14	$655	$660,246
Series 2010-B, Class B, 2.10%, 9/15/14 (a)	605	608,114
Series 2010-A, Class A2, 1.37%, 8/15/13 (a)	231	231,651
Series 2010-B, Class A3, 1.31%, 2/17/14 (a)	820	821,009
Series 2012-1, Class C, 3.78%, 6/15/15	390	398,978
Series 2011-S1A, Class D, 3.10%, 3/15/13 (a)	463	461,881
SLC Student Loan Trust, Series 2006-A, Class A4, 0.69%, 10/15/15 (b)	376	373,435
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.87%, 3/15/22 (b)	551	533,460
Series 2004-1, Class A2, 0.70%, 7/25/18 (b)	337	336,803
Series 2004-10, Class A4A, 0.96%, 7/27/20 (a)(b)	335	334,753
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)	803	768,839
Series 2007-7, Class A2, 0.76%, 1/25/16 (b)	968	967,089
Series 2008-5, Class A2, 1.66%, 10/25/16 (b)	1,933	1,950,380
Series 2010-C, Class A1, 1.89%, 2/15/13 (a)(b)	404	405,053
Trafigura Securitisation Finance Plc, Series 2007-1, Class A, 0.49%, 12/15/12 (b)	800	788,000

Total Asset-Backed Securities – 20.4%		27,587,593

Capital Trusts

Consumer Finance – 0.5%
Capital One Capital V, 10.25%, 8/15/39	480	493,200
Capital One Capital VI, 8.88%, 5/15/40	240	241,613

Total Capital Trusts – 0.5%		734,813

Corporate Bonds

Air Freight & Logistics – 0.3%
Federal Express Corp. 2012 Pass-Through Trust,
2.63%, 1/15/18 (a)	337	335,933

Airlines – 0.9%
UAL Pass-Through Trust:
10.40%, 11/01/16	498	567,231
9.75%, 1/15/17	509	583,126

		1,150,357

See Notes to Financial Statements.

22	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Automobiles – 0.7%
Daimler Finance North America LLC, 1.08%, 3/28/14 (a)(b)	$560	$556,620
Volkswagen International Finance NV, 1.08%, 4/01/14 (a)(b)	445	443,608

		1,000,228

Beverages – 2.2%
Anheuser-Busch Cos, Inc., 5.00%, 1/15/15	365	401,799
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	62	62,804
2.50%, 3/26/13 (c)	1,050	1,069,025
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	870	880,002
SABMiller Holdings, Inc., 2.45%, 1/15/17 (a)	590	597,400

		3,011,030

Biotechnology – 0.4%
Amgen, Inc., 1.88%, 11/15/14 (c)	538	550,422

Capital Markets – 8.2%
The Bank of New York Mellon Corp., 4.30%, 5/15/14 (c)	750	803,139
Credit Suisse New York:
3.45%, 7/02/12 (c)	1,300	1,309,597
5.50%, 5/01/14 (c)	560	600,487
3.50%, 3/23/15 (c)	790	823,391
Deutsche Bank AG:
5.38%, 10/12/12 (c)	760	777,034
3.25%, 1/11/16 (c)	530	543,778
The Goldman Sachs Group, Inc.:
1.53%, 2/07/14 (b)	1,480	1,453,246
5.13%, 1/15/15 (c)	130	138,363
Morgan Stanley:
6.60%, 4/01/12 (c)	455	455,000
5.30%, 3/01/13 (c)	100	102,854
2.88%, 1/24/14 (c)	1,400	1,396,959
6.00%, 4/28/15	470	491,941
3.45%, 11/02/15 (c)	660	644,641
5.95%, 12/28/17 (c)	1,530	1,575,274

		11,115,704

Chemicals – 0.8%
Airgas, Inc., 2.85%, 10/01/13	1,058	1,083,287

Commercial Banks – 7.2%
Achmea Hypotheekbank NV, 3.20%,
11/03/14 (a)(c)	1,010	1,055,761
ANZ National International Ltd., 2.38%,
12/21/12 (a)(c)	675	682,684
Barclays Bank Plc, 2.50%, 1/23/13 (c)	735	741,469
BNP Paribas SA:
6.95%, 7/22/13 (c)	500	519,251
1.48%, 1/10/14 (b)	550	538,477
HBOS Treasury Services Plc, 5.50%, 6/15/12	84	84,487
HSBC Bank Plc:
1.37%, 1/17/14 (a)(b)	705	706,773
3.10%, 5/24/16 (a)(c)	575	585,702
ING Bank NV:
1.52%, 3/15/13 (a)(b)	510	510,175
5.13%, 5/01/15 (a)	362	367,006
Intesa Sanpaolo SpA, 2.38%, 12/21/12	430	423,070
Rabobank Nederland NV, 2.65%,
8/17/12 (a)(c)	1,650	1,664,673
Regions Financial Corp., 4.88%, 4/26/13	505	513,837

Corporate Bonds	Par (000)	Value

Commercial Banks – (concluded)
Standard Chartered Plc, 5.50%, 11/18/14 (a)	$150	$161,265
U.S. Bancorp, 4.20%, 5/15/14 (c)	800	856,057
Westpac Banking Corp., 2.90%, 9/10/14 (a)	330	345,609

		9,756,296

Commercial Services & Supplies – 0.7%
Allied Waste North America, Inc., 6.88%,
6/01/17	870	908,063

Communications Equipment – 0.2%
Brocade Communications Systems, Inc., 6.63%,
1/15/18	295	309,750

Computers & Peripherals – 0.2%
Hewlett-Packard Co., 2.63%, 12/09/14	320	330,206

Consumer Finance – 3.5%
American Express Credit Corp.:
7.30%, 8/20/13 (c)	425	459,895
2.75%, 9/15/15 (c)	885	918,211
2.80%, 9/19/16 (c)	400	410,960
Capital One Financial Corp.:
6.25%, 11/15/13 (c)	1,000	1,069,321
2.13%, 7/15/14	500	502,850
SLM Corp.:
5.13%, 8/27/12	710	715,321
5.00%, 10/01/13	680	695,300

		4,771,858

Containers & Packaging – 0.7%
Sealed Air Corp., 5.63%, 7/15/13 (a)	750	773,959
Temple-Inland, Inc., 7.88%, 5/01/12	200	200,943

		974,902

Diversified Financial Services – 7.1%
ABB Treasury Center USA, Inc., 2.50%,
6/15/16 (a)(c)	335	341,580
Bank of America Corp.:
5.38%, 6/15/14 (c)	260	271,736
6.50%, 8/01/16 (c)	1,525	1,676,713
Citigroup, Inc.:
5.50%, 4/11/13 (c)	790	819,822
5.50%, 10/15/14 (c)	580	622,288
4.45%, 1/10/17 (c)	1,945	2,037,399
FIA Card Services, N.A., 6.63%, 6/15/12 (c)	500	503,658
General Electric Capital Corp., 2.80%,
1/08/13 (c)	1,160	1,179,689
JPMorgan Chase & Co.:
4.65%, 6/01/14 (c)	660	703,571
5.15%, 10/01/15 (c)	600	652,721
2.60%, 1/15/16 (c)	830	839,794

		9,648,971

Diversified Telecommunication Services – 2.9%
AT&T Inc., 4.95%, 1/15/13	300	310,178
CenturyLink, Inc., 5.50%, 4/01/13	560	577,034
France Telecom SA:
4.38%, 7/08/14	760	811,577
2.13%, 9/16/15	430	438,186
Verizon Communications, Inc., 5.50%, 4/01/17	925	1,079,412
Virgin Media Secured Finance Plc, 6.50%,
1/15/18	650	706,063

		3,922,450

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	23

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Electric Utilities – 2.4%
Duke Energy Indiana, Inc., 5.00%, 9/15/13 (c)	$715	$754,095
MidAmerican Energy Holdings Co., 3.15%,
7/15/12 (c)	800	805,582
Northeast Utilities, 1.22%, 9/20/13 (b)	720	719,801
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (a)	897	946,862

		3,226,340

Electronic Equipment, Instruments & Components – 0.3%
Jabil Circuit, Inc., 7.75%, 7/15/16	354	403,560

Energy Equipment & Services – 0.7%
Diamond Offshore Drilling, Inc., 4.88%,
7/01/15 (c)	505	552,736
Transocean, Inc., 4.95%, 11/15/15	380	406,318

		959,054

Food Products – 2.1%
Kraft Foods, Inc., 6.50%, 8/11/17	1,650	1,990,436
WM Wrigley Jr. Co., 2.45%, 6/28/12 (a)	800	803,144

		2,793,580

Health Care Equipment & Supplies – 1.7%
Boston Scientific Corp., 6.25%, 11/15/15	425	469,317
CareFusion Corp., 4.13%, 8/01/12	1,500	1,514,517
Covidien International Finance SA, 5.45%,
10/15/12 (c)	330	338,301

		2,322,135

Health Care Providers & Services – 1.1%
Aristotle Holding, Inc.:
3.50%, 11/15/16 (a)	161	168,172
2.65%, 2/15/17 (a)	610	616,894
Coventry Health Care, Inc., 6.13%, 1/15/15	670	725,439

		1,510,505

Hotels, Restaurants & Leisure – 1.2%
Starwood Hotels & Resorts Worldwide, Inc.,
7.88%, 10/15/14	747	854,381
Universal City Development Partners Ltd./UCDP
Finance, Inc., 8.88%, 11/15/15 (c)	645	700,949

		1,555,330

Household Durables – 0.6%
Newell Rubbermaid, Inc., 5.50%, 4/15/13	735	766,437

Insurance – 7.1%
American International Group, Inc.:
3.65%, 1/15/14 (c)	1,350	1,374,990
3.00%, 3/20/15 (c)	1,270	1,278,746
Genworth Financial, Inc., 5.75%, 6/15/14	510	530,218
Lincoln National Corp., 4.30%, 6/15/15 (c)	810	856,914
MetLife Institutional Funding II, 1.63%,
4/02/15 (a)	1,400	1,398,737
MetLife, Inc., 6.75%, 6/01/16 (c)	680	807,883
New York Life Global Funding, 1.30%,
1/12/15 (a)(c)	985	990,199
Pacific Life Global Funding, 5.15%,
4/15/13 (a)(c)	280	291,905

Corporate Bonds	Par (000)	Value

Insurance – (concluded)
Principal Financial Group, Inc., 7.88%,
5/15/14	$355	$391,883
Prudential Financial, Inc.:
3.63%, 9/17/12 (c)	430	435,497
2.75%, 1/14/13 (c)	450	456,428
XL Group Plc, 5.25%, 9/15/14	750	794,473

		9,607,873

Life Sciences Tools & Services – 1.1%
Agilent Technologies, Inc.:
4.45%, 9/14/12 (c)	885	898,189
5.50%, 9/14/15	135	151,724
Life Technologies Corp., 4.40%, 3/01/15	400	427,501

		1,477,414

Machinery – 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%,
4/15/14	380	437,849

Media – 3.8%
Comcast Corp., 5.90%, 3/15/16	500	577,313
COX Communications, Inc., 5.45%, 12/15/14	880	978,256
DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc.:
3.13%, 2/15/16	1,230	1,275,979
7.63%, 5/15/16	650	680,875
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14	890	970,100
10.00%, 7/15/17	221	253,045
Time Warner Cable, Inc., 7.50%, 4/01/14	355	399,577

		5,135,145

Metals & Mining – 3.2%
Anglo American Capital Plc, 9.38%,
4/08/14 (a)	540	621,505
Corp Nacional del Cobre de Chile, 4.75%,
10/15/14 (a)(c)	620	666,193
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15	295	293,881
2.15%, 3/01/17	253	250,639
Rio Tinto Finance USA Ltd.:
8.95%, 5/01/14	800	927,428
1.88%, 11/02/15	450	458,444
Teck Resources Ltd., 10.25%, 5/15/16	640	732,864
Xstrata Finance Canada Ltd., 2.85%,
11/10/14 (a)	330	335,991

		4,286,945

Multi-Utilities – 0.3%
CenterPoint Energy, Inc., Series B, 6.85%,
6/01/15	375	425,376

Office Electronics – 0.5%
Xerox Corp., 1.87%, 9/13/13 (b)	725	731,420

Oil, Gas & Consumable Fuels – 6.5%
BP Capital Markets Plc, 5.25%, 11/07/13 (c)	2,495	2,666,194
Canadian Natural Resources Ltd., 1.45%,
11/14/14	240	243,224

See Notes to Financial Statements.

24	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels – (concluded)
Enterprise Products Operating LLC:
4.60%, 8/01/12	$350	$354,642
6.13%, 2/01/13	150	155,753
6.38%, 2/01/13	225	234,676
9.75%, 1/31/14	1,495	1,715,592
Phillips 66, 1.95%, 3/05/15 (a)	690	694,773
Rockies Express Pipeline LLC:
6.25%, 7/15/13 (a)	895	908,425
3.90%, 4/15/15 (a)	732	673,440
Southeast Supply Header LLC, 4.85%,
8/15/14 (a)	410	433,929
Tennessee Gas Pipeline Co., 8.00%, 2/01/16	640	742,917

		8,823,565

Paper & Forest Products – 2.0%
Celulosa Arauco y Constitucion SA, 5.13%,
7/09/13	1,300	1,344,156
Domtar Corp., 7.13%, 8/15/15	265	294,150
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)(c)	965	1,064,345

		2,702,651

Real Estate Investment Trusts (REITs) – 0.7%
AvalonBay Communities, Inc., 6.13%,
11/01/12	132	135,963
Ventas Realty LP/Ventas Capital Corp., 9.00%,
5/01/12	850	853,692

		989,655

Road & Rail – 2.1%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)	775	770,432
Burlington Northern Santa Fe LLC, 4.30%,
7/01/13	205	212,992
CSX Corp.:
5.50%, 8/01/13	778	825,256
6.25%, 4/01/15	470	541,704
Ryder System, Inc., 2.50%, 3/01/17	555	555,025

		2,905,409

Semiconductors & Semiconductor Equipment – 1.9%
Analog Devices, Inc., 5.00%, 7/01/14	475	518,361
Broadcom Corp., 1.50%, 11/01/13	715	723,064
Maxim Integrated Products, Inc., 3.45%,
6/14/13	605	621,248
National Semiconductor Corp., 6.15%,
6/15/12 (c)	690	697,364

		2,560,037

Specialty Retail – 0.3%
AutoZone, Inc., 5.50%, 11/15/15	305	343,668

Wireless Telecommunication Services – 3.1%
America Movil SAB de CV, 5.50%, 3/01/14	670	723,152
Crown Castle Towers LLC, 4.52%, 1/15/15 (a)	670	700,736
Rogers Communications, Inc., 6.25%,
6/15/13 (c)	1,910	2,031,188
SBA Tower Trust, 4.25%, 4/15/15 (a)	255	265,876
Vodafone Group Plc, 5.00%, 12/16/13 (c)	500	534,695

		4,255,647

Total Corporate Bonds – 79.0%		107,089,052

Foreign Agency Obligations	Par (000)	Value

Australia & New Zealand Banking Group Ltd.,
0.75%, 6/18/12 (a)(b)(c)	$800	$800,169
CDP Financial, Inc., 3.00%, 11/25/14 (a)	315	329,798
Commonwealth Bank of Australia:
3.63%, 6/25/14	310	328,691
3.49%, 8/13/14 (a)(c)	885	934,171
Danske Bank A/S, 2.50%, 5/10/12 (a)(c)	1,570	1,572,704
Eksportfinans ASA, 3.00%, 11/17/14	460	435,828
FIH Erhvervsbank A/S:
2.45%, 8/17/12 (a)	195	196,293
1.75%, 12/06/12 (a)	755	760,763
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13 (c)	500	522,497
3.13%, 7/15/15 (c)	500	533,049
Macquarie Bank Ltd., 4.10%, 12/17/13 (a)(c)	1,300	1,373,951
National Australia Bank Ltd., 3.38%,
7/08/14 (a)	660	697,550
Petrobras International Finance Co., 3.88%,
1/27/16	380	399,989

Total Foreign Agency Obligations – 6.6%		8,885,453

Foreign Government Obligations

Canada – 0.4%
Province of Ontario Canada, 0.94%,
5/22/12 (b)	560	560,279

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 9.0%
Arkle Master Issuer Plc:
Series 2010-1A, Class 2A, 1.65%,
2/17/15 (a)(b)	1,810	1,812,586
Series 2010-2A, Class 1A1, 1.90%,
8/17/13 (a)(b)	290	291,118
Series 2010-2X, Class 1A1, 1.90%,
5/17/60 (b)	197	197,759
Arran Residential Mortgages Funding Plc:
Series 2007-3A, Class A2B, 0.53%,
9/16/56 (a)(b)	511	510,612
Series 2010-1A, Class A1C, 1.70%,
5/16/47 (a)(b)	697	698,349
Series 2011-1A, Class A1C, 1.69%,
11/19/47 (a)(b)	835	836,835
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-7, Class 4A, 2.79%,
10/25/34 (b)	204	195,516
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, 0.98%, 11/25/34 (b)	10	9,196
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.95%, 5/20/34 (b)	259	231,296
First Horizon Asset Securities, Inc.:
Series 2003-AR4, Class 2A1, 2.54%,
12/25/33 (b)	75	67,877
Series 2004-AR6, Class 2A1, 2.63%,
12/25/34 (b)	218	204,438

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	25

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Gracechurch Mortgage Financing Plc,
Series 2007-1A, Class 3A1, 0.57%,
11/20/56 (a)(b)	$650	$649,610
Holmes Master Issuer Plc:
Series 2007-2A, Class 4A, 0.67%,
7/15/20 (b)	2,380	2,378,315
Series 2010-1A, Class A2, 1.97%,
10/15/54 (a)(b)	1,375	1,381,248
Series 2011-1A, Class A2, 1.92%,
10/15/54 (a)(b)	250	251,086
Permanent Master Issuer Plc:
Series 2006-1, Class 5A, 0.68%,
7/15/33 (b)	500	498,386
Series 2010-1A, Class 1A, 1.72%,
7/15/42 (a)(b)	605	606,154
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.52%, 6/25/34 (b)	262	241,964
Superannuation Members Home Loans Global Fund, Series 7, Class A1, 0.75%, 3/09/36 (b)	674	671,775
Thornburg Mortgage Securities Trust,
Series 2007-2, Class A2A, 0.37%,
6/25/37 (b)	481	481,178

		12,215,298

Commercial Mortgage-Backed Securities – 18.6%
Banc of America Merrill Lynch Commercial
Mortgage, Inc.:
Series 2003-2, Class B, 5.18%,
3/11/41 (b)	940	988,609
Series 2004-1, Class A4, 4.76%,
11/10/39	375	394,175
Series 2005-3, Class A2, 4.50%,
7/10/43	308	308,337
Series 2007-1, Class A3, 5.45%,
1/15/49	1,255	1,325,495
Series 2007-3, Class A2, 5.63%,
7/10/12 (b)	252	256,063
Series 2007-5, Class A3, 5.62%,
2/10/51	1,120	1,189,551
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 3/11/12	221	223,007
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A2, 6.10%, 7/16/34 (a)	14	13,852
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKS4, Class A2, 5.18%,
11/15/36	541	545,105
Series 2002-CP3, Class A3, 5.60%,
7/15/35	71	71,249
Credit Suisse Mortgage Capital Certificates:
Series 2007-C4, Class A3, 5.79%,
7/15/14 (b)	1,930	2,032,680
Series 2007-C5, Class AAB, 5.62%,
10/15/16 (b)	525	566,868
Series 2008-C1, Class A2, 6.20%,
2/15/13 (b)	880	910,499

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Deutsche Bank ReREMIC Trust,
Series 2011-C32, Class A3A, 5.74%,
6/17/49 (a)(b)	$1,045	$1,162,906
Extended Stay America Trust, Series 2010-ESHA, Class A, 2.95%, 11/05/15 (a)	429	433,036
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class A2, 5.42%,
12/10/49	893	892,736
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C2, Class A4, 5.30%,
8/01/38 (b)	880	942,826
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2002-C2, Class A2, 5.05%,
11/12/12	736	746,616
Series 2004-LN2, Class A2, 5.12%,
8/15/14	610	650,001
Series 2007-LD12, Class A2, 5.83%,
8/15/12	670	679,565
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class A5, 4.72%,
12/15/29	259	259,262
Series 2005-C5, Class AAB, 4.93%,
9/15/30	1,614	1,638,728
Series 2007-C2, Class A2, 5.30%,
2/15/40	140	140,096
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)	1,265	1,357,582
Morgan Stanley Capital I, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	2,500	2,640,823
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP3, Class A4, 6.39%,
7/15/33	20	19,530
Morgan Stanley ReREMIC Trust:
Series 2009-GG10, Class A4A, 5.79%,
4/12/17 (a)	510	575,268
Series 2010-GG10, Class A4A, 5.79%,
8/15/45 (a)(b)	510	575,268
Series 2012-XA, Class A, 2.00%,
7/27/49	1,137	1,137,145
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C23, Class A4, 5.42%,
1/15/16 (b)	1,465	1,628,025
Series 2006-C28, Class A2, 5.50%,
10/15/48	264	264,822
Series 2007-C33, Class A4, 5.90%,
7/15/17 (b)	570	631,549

		25,201,274

Total Non-Agency Mortgage-Backed Securities – 27.6%		37,416,572

See Notes to Financial Statements.

26	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
State of California GO:
5.10%, 8/01/14	$170	$ 178,252
3.95%, 11/01/15	175	185,689
State of California Various Purposes GO, 5.65%, 4/01/39	535	561,638

Total Taxable Municipal Bonds – 0.7%		925,579

U.S. Government Sponsored Agency Securities
Agency Obligations – 0.9%
Fannie Mae, 1.09%, 4/04/16	1,260	1,262,216
Collateralized Mortgage Obligations – 2.6%
Fannie Mae, Series 2011-128, Class KP, 4.50%, 7/25/41	624	678,846
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	886	972,985
Series 3986, Class M, 4.50%, 9/01/41	782	840,594
Ginnie Mae:
Series 2006-3, Class B, 5.09%, 1/16/37 (b)	420	444,179
Series 2006-68, Class B, 5.16%, 6/16/31 (b)	633	643,329

		3,579,933
Commercial Mortgage-Backed Securities – 0.5%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13	218	219,291
Series K003, Class A2, 3.61%, 6/25/14	420	436,135

		655,426
Mortgage-Backed Securities – 17.4%
Fannie Mae Mortgage-Backed Securities:
5.00%, 7/01/19-7/01/25 (c)	4,417	4,794,940
2.50%, 4/01/27 (d)	6,800	6,893,500
3.00%, 4/01/27 (d)	7,500	7,755,859
Freddie Mac Mortgage-Backed Securities:
5.00%, 1/01/19-9/01/21 (c)	2,037	2,196,075
5.50%, 5/01/22 (c)	1,755	1,905,466

		23,545,840
Total U.S. Government Sponsored Agency Securities – 21.4%		29,043,415
Total Long-Term Investments (Cost – $210,502,879)		212,242,756

Short-Term Securities
Certificates of Deposit – 0.5%
Banco Bradesco SA, 1.35%, 5/14/12	700	700,140
	Shares
Money Market Fund – 1.6%
Dreyfus Treasury Prime, 0.00% (e)	2,136,372	2,136,372
Total Short-Term Securities (Cost – $2,836,372) – 2.1%		2,836,512

Value

Total Investments Before TBA Sale Commitments (Cost – $213,339,251) – 158.7%	$215,079,268

TBA Sale Commitments (d)	Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/27	$6,800	(6,893,500)
3.00%, 4/01/27	2,500	(2,587,500)

Total TBA Sale Commitments (Proceeds – $9,449,407) – (7.0)%		(9,481,000)

Total Investments Net of TBA Sale Commitments – 151.7%		205,598,268
Liabilities in Excess of Other Assets – (51.7)%		(70,057,061)

Net Assets – 100.0%		$135,541,207

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Depreciation
Credit Suisse International	$(3,446,750)	$ (8,500)
JPMorgan Chase Bank, N.A.	$(3,446,750)	$ (9,031)
Morgan Stanley Capital Services, Inc.	$5,168,359	$ (9,863)
RBS Securities, Inc.	$6,893,500	$(27,626)

(e)	Represents the current yield as of report date.

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Citibank, N.A.	0.30%	3/14/12	4/17/12	$8,669,185	$8,666,801
BNP Paribas SA	0.35%	1/10/12	Open	1,124,936	1,124,040
BNP Paribas SA	0.37%	1/10/12	Open	2,572,016	2,569,850
Credit Suisse International	0.35%	1/18/12	Open	753,892	753,350
Credit Suisse International	0.35%	1/24/12	Open	941,297	940,675
BNP Paribas SA	0.35%	1/24/12	Open	673,645	673,200
BNP Paribas SA	0.35%	1/24/12	Open	780,716	780,200
BNP Paribas SA	0.35%	1/24/12	Open	816,539	816,000
BNP Paribas SA	0.30%	1/25/12	Open	1,195,293	1,194,626
BNP Paribas SA	0.30%	1/25/12	Open	309,607	309,434
Credit Suisse International	0.35%	1/30/12	Open	1,330,802	1,330,000
BNP Paribas SA	0.35%	1/30/12	Open	775,217	774,750
Credit Suisse International	0.35%	1/31/12	Open	271,861	271,700
Credit Suisse International	0.35%	1/31/12	Open	1,594,570	1,593,625
Credit Suisse International	0.35%	1/31/12	Open	1,951,744	1,950,588
Credit Suisse International	0.35%	1/31/12	Open	1,509,857	1,508,963
Credit Suisse International	0.35%	1/31/12	Open	1,026,984	1,026,375
Credit Suisse International	0.35%	1/31/12	Open	1,605,577	1,604,625

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	27

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Credit Suisse International	0.35%	1/31/12	Open	$645,958	$ 645,575
Credit Suisse International	0.35%	1/31/12	Open	492,792	492,500
UBS AG	0.35%	2/01/12	Open	482,781	482,500
Credit Suisse International	0.35%	2/03/12	Open	705,998	705,600
Credit Suisse International	0.35%	2/03/12	Open	524,846	524,550
Credit Suisse International	0.35%	2/06/12	Open	622,833	622,500
UBS AG	0.35%	2/06/12	Open	131,045	130,975
UBS AG	0.35%	2/06/12	Open	99,803	99,750
UBS AG	0.35%	2/06/12	Open	445,000	444,762
BNP Paribas SA	0.35%	2/07/12	Open	753,155	752,760
Credit Suisse International	0.35%	2/08/12	Open	633,101	632,775
Credit Suisse International	0.35%	2/08/12	Open	424,906	424,687
Credit Suisse International	0.35%	2/08/12	Open	1,007,738	1,007,219
Credit Suisse International	0.35%	2/08/12	Open	416,777	416,562
Credit Suisse International	0.35%	2/08/12	Open	726,099	725,725
UBS AG	0.35%	2/08/12	Open	676,548	676,200
UBS AG	0.29%	2/09/12	Open	510,214	510,000
UBS AG	0.29%	2/09/12	Open	520,218	520,000
Credit Suisse International	0.35%	2/10/12	Open	517,131	516,875
Credit Suisse International	0.35%	2/10/12	Open	784,064	783,675
Credit Suisse International	0.35%	2/10/12	Open	514,724	514,469
Credit Suisse International	0.35%	2/13/12	Open	323,845	323,694
BNP Paribas SA	0.35%	2/13/12	Open	507,637	507,400
BNP Paribas SA	0.35%	2/13/12	Open	329,954	329,800
Credit Suisse International	0.35%	2/13/12	Open	282,582	282,450
Credit Suisse International	0.35%	2/15/12	Open	504,851	504,625
Credit Suisse International	0.30%	2/27/12	Open	1,031,755	1,031,463
Credit Suisse International	0.30%	2/27/12	Open	916,235	915,975
UBS AG	0.30%	3/01/12	Open	1,342,597	1,342,250
Credit Suisse International	0.30%	3/02/12	Open	778,195	778,000
Credit Suisse International	0.30%	3/07/12	Open	566,493	566,375
Credit Suisse International	0.35%	3/08/12	Open	1,036,492	1,036,250
Credit Suisse International	0.35%	3/09/12	Open	445,818	445,719
Credit Suisse International	0.35%	3/09/12	Open	398,589	398,500
Credit Suisse International	0.35%	3/09/12	Open	668,531	668,381
Credit Suisse International	0.30%	3/09/12	Open	850,869	850,706
Credit Suisse International	0.30%	3/09/12	Open	749,144	749,000
UBS AG	0.34%	3/12/12	Open	651,498	651,375
UBS AG	0.32%	3/20/12	Open	1,507,361	1,507,200
Credit Suisse International	0.30%	3/20/12	Open	878,450	878,362
UBS AG	0.35%	3/21/12	Open	1,319,763	1,319,625
UBS AG	0.35%	3/21/12	Open	578,262	578,200
UBS AG	0.35%	3/21/12	Open	1,251,384	1,251,250
UBS AG	0.35%	3/21/12	Open	790,084	790,000
UBS AG	0.35%	3/21/12	Open	792,060	791,975
UBS AG	0.35%	3/21/12	Open	601,814	601,750
UBS AG	0.35%	3/22/12	Open	1,447,341	1,447,200
Credit Suisse International	0.35%	3/29/12	Open	1,184,310	1,184,275

Total				$61,275,383	$61,250,261
—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Un- realized Appre- ciation (Depre- ciation)

29	U.S. Treasury Notes (2 Year)	Chicago Mercantile	June 2012	$6,384,078	$ (49)
49	U.S. Treasury Notes (5 Year)	Chicago Mercantile	June 2012	$6,004,414	37,226
Total					$37,177

—	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Un- realized Appre- ciation

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	Not Rated	$1,300	$ 8,628

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - buy protection outstanding as of March 31, 2012 were as follows:

Index	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Un- realized Depre- ciation

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	$ 2,000	$(7,081)

—	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2012 were as follows:

Index	Receive Fixed Rate	Counter- party	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Un- realized Appre- ciation
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	$2,000	$ 39,070

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

28	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Schedule of Investments (concluded)	Series S Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Asset-Backed Securities	–	$26,421,198	$1,166,395	$27,587,593
Capital Trusts	–	734,813	–	734,813
Corporate Bonds	–	107,089,052	–	107,089,052
Foreign Agency Obligations	–	8,885,453	–	8,885,453
Foreign Government Obligations	–	560,279	–	560,279
Non-Agency Mortgage-Backed Securities	–	37,416,572	–	37,416,572
Taxable Municipal Bonds	–	925,579	–	925,579
U.S. Government Sponsored Agency Securities	–	29,043,415	–	29,043,415
Short-Term Securities	$2,136,372	700,140	–	2,836,512
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(9,481,000)	–	(9,481,000)

Total	$2,136,372	$202,295,501	$1,166,395	$205,598,268

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$37,226	–	–	$37,226
Credit contracts	–	$47,698		47,698
Liabilities:
Interest rate contracts	(49)	–	–	(49)
Credit contracts	–	(7,081)	–	(7,081)

Total	$37,177	$40,617	–	$77,794

[1]	Derivative financial instruments are swaps and financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non- Agency Mortgage- Backed Securities	U.S Government Sponsored Agency Securities	Total
Assets:
Balance, as of March 31, 2011	$1,349,911	$837,160	$6,886,072	$9,073,143
Accrued discounts/ premiums	26	–	(53,090)	(53,064)
Net realized gain	–	–	69,248	69,248
Net change in unrealized appreciation/ depreciation[2]	(3,043)	–	5,906	2,863
Purchases	709,841	–	–	709,841
Sales	(190,406)	–	(4,299,564)	(4,489,970)
Transfers in3	–	–	–	–
Transfers out[3]	(699,934)	(837,160)	(2,608,572)	(4,145,666)

Balance, as of March 31, 2012	$1,166,395	–	–	$1,166,395

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2012 was $(3,043).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	29

Statements of Assets and Liabilities

March 31, 2012	Series C Portfolio	Series M Portfolio	Series S Portfolio
Assets
Investments at value[1]	$359,258,033	$622,870,396	$215,079,268
Cash	1,761,376	53,868	10,645
Cash pledged as collateral for financial futures contracts	573,000	793,000	93,000
Cash pledged as collateral for swap contracts	3,586,000	–	–
Cash pledged as collateral for reverse repurchase agreements	–	–	115,000
Investments sold receivable	1,924,516	41,383,321	1,650,965
TBA sale commitments receivable	–	90,957,031	9,449,407
Interest receivable	4,341,447	558,658	1,636,318
Capital shares sold receivable	1,457,647	1,380,065	532,550
Receivable from advisor	37,346	29,546	22,002
Unrealized appreciation on swaps	18,521	–	47,698
Variation margin receivable	–	17,739	–
Principal paydown receivable	–	12,759	–
Dividends receivable	–	19	1
Prepaid expenses	25,942	22,543	12,096
Total assets	372,983,828	758,078,945	228,648,950

Liabilities
Investments purchased payable	13,153,880	342,135,757	20,830,691
TBA sale commitments at value[3]	–	91,097,718	9,481,000
Reverse repurchase agreements	11,906,744	4,775,000	61,250,261
Options written at value[2]	2,636,784	–	–
Income dividends payable	1,375,167	474,882	454,170
Capital shares redeemed payable	1,234,271	1,148,134	939,487
Unrealized depreciation on swaps	383,177	–	7,081
Variation margin payable	190,454	179,589	6,658
Other affiliates payable	13,998	13,794	8,451
Swap premiums received	8,389	–	40,892
Officer’s and Trustees’ fees payable	7,840	7,775	7,260
Interest expense payable	3,861	–	23,966
Other accrued expenses payable	74,201	69,844	57,826
Total liabilities	30,988,766	439,902,493	93,107,743
Net Assets	$341,995,062	$318,176,452	$135,541,207

Net Assets Consist of
Paid-in capital	$326,678,884	$297,378,347	$133,478,995
Undistributed (distributions in excess of) net investment income	(80,171)	252,507	(454,134)
Accumulated net realized gain (loss)	(9,158,689)	14,753,563	730,128
Net unrealized appreciation/depreciation	24,555,038	5,792,035	1,786,218
Net Assets	$341,995,062	$318,176,452	$135,541,207

Net Asset Value
Shares outstanding[4]	32,480,589	30,254,180	13,515,156
Net asset value	$10.53	$10.52	$10.03
[1] Investments at cost	$332,911,574	$615,908,258	$213,339,251
[2] Premiums received	$1,666,020	–	–
[3] Proceeds from TBA sale commitments	–	$90,957,031	$9,449,407
[4] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

30	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Statements of Operations

Year Ended March 31, 2012	Series C Portfolio	Series M Portfolio	Series S Portfolio
Investment Income
Interest	$16,064,452	$8,801,027	$4,613,616
Dividends	25	625	19
Total income	16,064,477	8,801,652	4,613,635

Expenses
Transfer agent	137,686	139,056	36,413
Administration	117,919	97,538	90,000
Professional	66,243	64,468	64,680
Registration	33,199	31,585	24,383
Custodian	29,571	30,139	28,279
Printing	22,668	22,530	10,619
Officer and Trustees	22,337	22,339	19,215
Miscellaneous	6,607	11,402	5,930
Total expenses excluding interest expense	436,230	419,057	279,519
Interest expense	22,853	–	85,815
Total expenses	459,083	419,057	365,334
Less expenses reimbursed by advisor	(436,230)	(419,057)	(279,519)
Total expenses after fees reimbursed	22,853	–	85,815
Net investment income	16,041,624	8,801,652	4,527,820

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	561,158	26,124,745	1,920,661
Options written	277,615	–	–
Securities sold short	(3,685)	–	–
Financial futures contracts	3,629,925	9,368,202	(329,454)
Swaps	(751,196)	–	(50,190)
	3,713,817	35,492,947	1,541,017
Net change in unrealized appreciation/depreciation on:
Investments	13,881,919	574,082	166,587
TBA sale commitments	–	(140,687)	8,969
Options written	(996,012)	–	–
Financial futures contracts	(483,231)	(1,173,995)	(118,209)
Swaps	(866,364)	–	76,587
	11,536,312	(740,600)	133,934
Total realized and unrealized gain	15,250,129	34,752,347	1,674,951
Net Increase in Net Assets Resulting from Operations	$31,291,753	$43,553,999	$6,202,771

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	31

Statements of Changes in Net Assets

	Series C Portfolio		Series M Portfolio		Series S Portfolio
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011	2012	2011
Operations
Net investment income	$16,041,624	$17,907,504	$8,801,652	$10,410,025	$4,527,820	$4,966,265
Net realized gain	3,713,817	13,401,304	35,492,947	7,657,665	1,541,017	1,867,637
Net change in unrealized appreciation/depreciation	11,536,312	(4,506,695)	(740,600)	3,891,152	133,934	(769,301)
Net increase in net assets resulting from operations	31,291,753	26,802,113	43,553,999	21,958,842	6,202,771	6,064,601

Dividends and Distributions to Shareholders From
Net investment income	(15,881,065)	(17,698,037)	(8,598,580)	(11,332,263)	(4,995,165)	(5,172,696)
Net realized gain	–	–	–	–	(826,742)	(3,298,417)
Decrease in net assets resulting from dividends and distributions to shareholders	(15,881,065)	(17,698,037)	(8,598,580)	(11,332,263)	(5,821,907)	(8,471,113)

Capital Share Transactions
Shares sold	87,361,353	75,043,585	67,867,248	80,501,806	50,122,795	118,848,528
Shares issued in reinvestment of dividends and distributions	1,746	64,092	1,019	40,201	15,360	203,793
Shares redeemed	(75,613,246)	(134,167,615)	(97,991,984)	(138,727,307)	(92,890,941)	(81,716,724)
Net increase (decrease) in net assets derived from capital share transactions	11,749,853	(59,059,938)	(30,123,717)	58,185,300	(42,752,786)	37,335,597

Net Assets
Total increase (decrease) in net assets	27,160,541	(49,955,862)	4,831,702	(47,558,721)	(42,371,922)	34,929,085
Beginning of year	314,834,521	364,790,383	313,344,750	360,903,471	177,913,129	142,984,044
End of year	$341,995,062	$314,834,521	$318,176,452	$313,344,750	$135,541,207	$177,913,129
Undistributed (distributions in excess of) net investment income	$(80,171)	$(108,052)	$252,507	$49,435	$(454,134)	$844

See Notes to Financial Statements.

32	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Statement of Cash Flows

Year Ended March, 31 2012	Series S Portfolio
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$6,202,771
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in dividends receivable	6
Increase in interest receivable	(126,271)
Decrease in prepaid expenses	1,397
Decrease in variation margin receivable	51,450
Decrease in receivable from advisor	13,267
Decrease in cash pledged as collateral for financial futures contracts	359,000
Increase in cash pledged as collateral for swap contracts	(115,000)
Decrease in principal paydown receivable	387
Increase in TBA sale commitments receivable	(5,161,469)
Decrease in swap premiums paid	16,027
Increase in variation margin payable	6,658
Increase in TBA sale commitments at value	5,152,500
Decrease in interest expense payable	(1,929)
Decrease in other affiliates payable	(4,619)
Decrease in Officer’s and Trustees’ fees payable	(499)
Decrease in other accrued expenses payable	(14,095)
Increase in swap premiums received	40,892
Net change in unrealized appreciation/depreciation	(243,173)
Net realized gain from sales of long-term investments	(1,777,634)
Amortization of premium and accretion of discount on investments	1,959,541
Proceeds from sales and paydowns of long-term investments	409,162,181
Purchases of long-term investments	(407,145,709)
Net sales of short-term securities	4,595,274
Cash provided by operating activities	12,970,953

Cash Used for Financing Activities
Cash receipts from borrowings	450,677,992
Cash payments from borrowings	(415,880,863)
Proceeds from shares sold	50,146,663
Shares redeemed	(92,093,507)
Cash dividends paid to shareholders	(5,810,593)
Cash used for financing activities	(12,960,308)

Cash
Net increase in cash	10,645
Cash at beginning of year	–
Cash at end of year	$10,645

Cash Flow Information
Cash paid during the year for interest	$87,744

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$15,360

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	33

Financial Highlights

	Series C Portfolio
				Period October 1, 2008 to March 31, 2009
	Year Ended March 31,					Year Ended September 30,
	2012	2011	2010			2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.04	$9.81	$8.74	$8.48		$9.79	$9.79
Net investment income[1]	0.52	0.53	0.53	0.26		0.58	0.51
Net realized and unrealized gain (loss)	0.48	0.22	1.07	0.26		(1.31)	–
Net increase (decrease) from investment operations	1.00	0.75	1.60	0.52		(0.73)	0.51
Dividends from net investment income	(0.51)	(0.52)	(0.53)	(0.26)		(0.58)	(0.51)
Net asset value, end of period	$10.53	$10.04	$9.81	$8.74		$8.48	$9.79

Total Investment Return[2]
Based on net asset value	10.20%	7.73%	18.68%	6.17%	[3]	(8.02)%	5.37%

Ratios to Average Net Assets
Total expenses	0.14%	0.14%	0.14%	0.25%	[4]	0.67%	0.39%
Total expenses after fees reimbursed	0.01%	0.00%	0.00%	0.09%	[4]	0.55%	0.19%
Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	[4]	0.00%	0.00%
Net investment income	5.02%	5.24%	5.64%	5.96%	[4]	5.96%	5.31%

Supplemental Data
Net assets, end of period (000)	$341,995	$314,835	$364,790	$352,930		$380,706	$475,724
Portfolio turnover	41%	55%	51%	16%		51%	70%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Financial Highlights

	Series M Portfolio
				Period October 1, 2008 to March 31, 2009
	Year Ended March 31,					Year Ended September 30,
	2012	2011	2010			2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.44	$9.21	$8.66	$9.33		$ 9.73	$ 9.79
Net investment income[1]	0.28	0.29	0.38	0.26		0.51	0.51
Net realized and unrealized gain (loss)	1.07	0.26	0.55	(0.52)		(0.39)	(0.05)
Net increase (decrease) from investment operations	1.35	0.55	0.93	(0.26)		0.12	0.46
Dividends and distributions from:
Net investment income	(0.27)	(0.32)	(0.38)	(0.26)		(0.52)	(0.52)
Net realized gain	–	–	–	(0.15)		–	–
Total dividends and distributions	(0.27)	(0.32)	(0.38)	(0.41)		(0.52)	(0.52)
Net asset value, end of period	$10.52	$9.44	$9.21	$8.66		$ 9.33	$ 9.73

Total Investment Return[2]
Based on net asset value	14.46%	5.91%	11.11%	(2.61)%	[3]	1.12%	4.88%

Ratios to Average Net Assets
Total expenses	0.13%	0.12%	0.13%	0.17%	[4]	0.12%	0.18%
Total expenses after fees reimbursed	0.00%	0.00%	0.00%	0.00%	[4]	0.01%	0.00%
Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	[4]	0.00%	0.00%
Net investment income	2.76%	3.04%	4.27%	6.14%	[4]	5.29%	5.28%

Supplemental Data
Net assets, end of period (000)	$318,176	$313,345	$360,903	$349,221		$414,290	$482,426
Portfolio turnover	523% [5]	301% [6]	178% [7]	21%	[8]	197% [9]	7%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 88%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 92%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 19%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 33%.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	35

Financial Highlights

	Series S Portfolio
				Period October 1, 2008 to March 31, 2009
	Year Ended March 31,					Year Ended September 30,
	2012	2011	2010			2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.14	$9.74	$9.75		$9.79	$9.84
Net investment income[1]	0.29	0.29	0.37	0.14		0.42	0.52
Net realized and unrealized gain (loss)	0.10	0.08	0.46	0.09		(0.04)	(0.06)
Net increase from investment operations	0.39	0.37	0.83	0.23		0.38	0.46
Dividends and distributions from:
Net investment income	(0.32)	(0.31)	(0.38)	(0.14)		(0.42)	(0.51)
Net realized gain	(0.05)	(0.19)	(0.05)	(0.10)		–	–
Total dividends and distributions	(0.37)	(0.50)	(0.43)	(0.24)		(0.42)	(0.51)
Net asset value, end of period	$10.03	$10.01	$10.14	$9.74		$9.75	$9.79

Total Investment Return[2]
Based on net asset value	4.03%	3.73%	8.68%	2.44%	[3]	3.98%	4.88%

Ratios to Average Net Assets
Total expenses	0.23%	0.18%	0.19%	0.31%	[4]	0.33%	0.51%
Total expenses after fees reimbursed	0.05%	0.03%	0.01%	0.00%	[4]	0.00%	0.00%
Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	[4]	0.00%	0.00%
Net investment income	2.90%	2.93%	3.65%	2.79%	[4]	4.27%	5.28%

Supplemental Data
Net assets, end of period (000)	$135,541	$177,913	$142,984	$87,109		$59,843	$43,521
Portfolio turnover	192% [5]	131% [6]	117% [7]	22%		71% [8]	53%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 121%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 114%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 69%.

See Notes to Financial Statements.

36	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Bond Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Bond Allocation Target Shares Series C Portfolio (“Series C”), BlackRock Bond Allocation Target Shares Series M Portfolio (“Series M”) and BlackRock Bond Allocation Target Shares Series S Portfolio (“Series S”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Shares of the Funds are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae,

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	37

Notes to Financial Statements (continued)

including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a treasury security to a counterparty with a simultaneous agreement to repurchase the

38	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Notes to Financial Statements (continued)

same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statements of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and record cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for the year ended September 30, 2008 and for each of the four periods ended March 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	39

Notes to Financial Statements (continued)

for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk or interest rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Series C and Series S purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the

40	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Notes to Financial Statements (continued)

exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds are reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: Series C and Series S enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – Series S enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Interest rate swaps – Series C and Series S enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	41

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2012

Asset Derivatives

	Statements of Assets and Liabilities Location	Series C	Series M	Series S

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value[2]	$327,468	$345,680	$37,226
Credit contracts	Unrealized appreciation on swaps[1]	8,096	–	47,698

Total		$335,564	$345,680	$84,924

Liability Derivatives

	Statements of Assets and Liabilities Location	Series C	Series M	Series S

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value	$3,518,001	$1,375,096	$ 49
Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received	8,389	–	47,973

Total		$3,526,390	$1,375,096	$48,022

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended March 31, 2012

Net Realized Gain (Loss) From

	Series C	Series M	Series S

Interest rate contracts:
Financial futures contracts	$3,629,925	$9,368,202	$(329,454)
Swaps	(856,740)	–	–
Options[3]	(161,839)	–	–
Credit contracts:
Swaps	105,544	–	(50,190)

Total	$2,716,890	$9,368,202	$(379,644)

Net Change in Unrealized Appreciation/Depreciation on

	Series C	Series M	Series S

Interest rate contracts:
Financial futures contracts	$ (483,231)	$(1,173,995)	$(118,209)
Swaps	(891,965)	–	23,103
Options[3]	(1,111,239)	–	–
Credit contracts:
Swaps	25,601	–	53,484

Total	$(2,460,834)	$(1,173,995)	$ (41,622)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

42	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Notes to Financial Statements (continued)

For the year ended March 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Series C	Series M	Series S
Financial futures contracts:
Average number of contracts purchased	214	1,529	357
Average number of contracts sold	171	706	88
Average notional value of contracts purchased	$32,278,500	$202,925,069	$72,913,934
Average notional value of contracts sold	$24,743,403	$92,760,012	$10,625,518
Options:
Average number of option contracts purchased	1	–	–
Average number of option contracts written	1	–	–
Average notional value of option contracts purchased	$31,747,500	–	–
Average notional value of option contracts written	$10,607,656	–	–
Average number of swaption contracts purchased	5	–	–
Average number of swaption contracts written	6	–	1
Average notional value of swaption contracts purchased	$23,750,000	–	–
Average notional value of swaption contracts written	$48,425,000	–	$ 1,000,000
Credit default swaps:
Average number of contracts - buy protection	4	–	2
Average number of contracts - sell protection	2	–	1
Average notional value - buy protection	$3,423,750	–	$ 3,393,750
Average notional value - sell protection	$1,550,000	–	$ 1,300,000
Interest rate swaps:
Average number of contracts - pays fixed rate	6	–	1
Average number of contracts - receives fixed rate	3	–	–
Average notional value - pays fixed rate	$19,000,000	–	$ 3,100,000
Average notional value - receives fixed rate	$4,525,000	–	–

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services.

The Manager benefits from the Trust being an investment option in a wrap program for which affiliates of the Manager receive fees. The Manager is contractually obligated to pay expenses it incurs in providing advisory services to the Trust and will pay or reimburse the Trust for all of its direct expenses, except extraordinary expenses and interest expense. The Manager receives no advisory fee from the Trust under the Investment Advisory Agreement.

As mentioned above, the Manager will reimburse the Trust for all such administration, custodian and transfer agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended March 31, 2012, were as follows:

	Purchases	Sales
Series C	$125,202,553	$ 110,315,824
Series M	$2,024,088,411	$1,891,014,920
Series S	$306,168,420	$ 307,443,169

Purchases and sales of US government securities for the year ended March 31, 2012, were as follows:

	Purchases	Sales
Series C	$29,975,883	$ 21,638,970
Series M	$51,243,132	$115,058,319
Series S	$81,181,322	$ 82,530,486

Purchases and sales of mortgage dollar rolls for the year ended March 31, 2012, were as follows:

	Purchases	Sales
Series M	$1,664,205,651	$1,667,948,002
Series S	$143,405,223	$ 143,789,732

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	43

Notes to Financial Statements (continued)

Transactions in options written for the year ended March 31, 2012, were as follows:

	Series C

		Calls			Puts

	Con- tracts	Notional (000)	Premiums Received	Con- tracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	–	$17,800	$633,694	205	$17,800	$729,007
Options written	5	5,100	189,478	5	32,000	541,079
Options expired	(5)	–	(5,877)	(172)	(8,200)	(193,348)
Options closed	–	(8,200)	(71,135)	(38)	(11,900)	(156,878)

Outstanding options, end of year	–	$14,700	$746,160	–	$29,700	$919,860

Series S

Calls

	Notional (000)		Premiums Received

Outstanding options, beginning of year	–		–
Options written	$ 2,000		$ 7,800
Options closed	(2,000)		(7,800)

Outstanding options, end of year	–		–

5. Income Tax Information:

US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of March 31, 2012 attributable to the accounting for swap agreements and the reclassification of distributions were reclassified to the following accounts:

	Undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)

Series C	$(132,678)	$132,678
Series S	$12,367	$(12,367)

The tax character of distributions paid during the fiscal years ended March 31, 2012 and March 31, 2011 was as follows:

	Series C	Series M	Series S

Ordinary income
3/31/12	$15,881,065	$8,598,580	$5,775,177
3/31/11	$17,698,037	$11,332,263	$7,272,709
Long-term capital gain
3/31/12	–	–	$ 46,730
3/31/11	–	–	$1,198,404
Total
3/31/12	$15,881,065	$8,598,580	$5,821,907
3/31/11	$17,698,037	$11,332,263	$8,471,113

As of March 31, 2012, the tax components of accumulated net earnings were as follows:

	Series C	Series M	Series S

Undistributed ordinary income	–	$252,507	$ 58,226
Undistributed long-term capital gains	–	13,765,531	255,616
Capital loss carryforwards	$(6,939,969)	–	–
Net unrealized gains[1]	24,832,970	6,780,067	1,748,370
Qualified late year losses[2]	(2,576,823)	–	–

Total	$15,316,178	$20,798,105	$2,062,212

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending March 31, 2013.

As of March 31, 2012, Series C had a capital loss carryforward in the amount of $6,939,969, available to offset future realized capital gains, all of which expire March 31, 2018.

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Series C	Series M	Series S

Tax cost	$333,009,472	$615,949,642	$213,339,958

Gross unrealized appreciation	$27,202,412	$7,274,206	$2,248,128
Gross unrealized depreciation	(953,851)	(353,452)	(508,818)

Net unrealized appreciation	$26,248,561	$6,920,754	$1,739,310

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum

44	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Notes to Financial Statements (concluded)

or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended March 31, 2012.

For the year ended March 31, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series C	$10,162,773	0.22%
Series M	$2,176,432	0.00%
Series S	$33,089,653	0.33%

7. Concentration, Market and Credit Risk:

Series M and Series S invested a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Shares Transactions:

Transactions in capital shares were as follows:

Series C	Year Ended March 31, 2012	Year Ended March 31, 2011
Shares sold	8,435,080	7,460,497
Shares issued in reinvestment of dividends	172	6,310
Shares redeemed	(7,326,417)	(13,267,543)
Net increase (decrease)	1,108,835	(5,800,736)
Series M
Shares sold	6,644,809	8,414,576
Shares issued in reinvestment of dividends	106	4,119
Shares redeemed	(9,597,936)	(14,393,255)
Net decrease	(2,953,021)	(5,974,560)
Series S
Shares sold	4,995,583	11,713,474
Shares issued in reinvestment of dividends and distributions	1,527	20,090
Shares redeemed	(9,262,421)	(8,055,216)
Net increase (decrease)	(4,265,311)	3,678,348

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Bond Allocation Target Shares:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Series C Portfolio, Series M Portfolio and Series S Portfolio [each a portfolio of BlackRock Bond Allocation Target Shares (the “Fund”), (collectively, the “Portfolios”)], as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for Series S Portfolio for the year then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series C Portfolio, Series M Portfolio and Series S Portfolio of the BlackRock Bond Allocation Target Shares as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows for Series S Portfolio for the year then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the fiscal year ended March 31, 2012:

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
	April 2011 - December 2011	January 2012 - March 2012
Series C	83.70%	59.37%
Series M	100.00%	58.61%
Series S	81.86%	47.46%

Federal Obligation Interest[2]
April 2011 - March 2012
Series C	1.23%
Series M	30.13%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[2]

The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.

Additionally, Series S paid a long-term capital gain distribution of $0.003101 to shareholders of record on December 7, 2011.

46	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2004	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2004	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	47

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2005	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	157 RICs consisting of 280 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2004	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	157 RICs consisting of 280 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

48	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1] Officers of the Trust serve at the pleasure of the Board of Trustees.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012	49

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2012

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$38,100	$34,200	$0	$0	$14,600	$14,100	$0	$0
Series M Portfolio	$34,500	$33,100	$0	$0	$14,600	$14,100	$0	$0
Series S Portfolio	$38,100	$34,200	$0	$0	$14,600	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$14,600	$14,100
Series M Portfolio	$14,600	$14,100
Series S Portfolio	$14,600	$14,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous

Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) –    Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Bond Allocation Target Shares

Date:	June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Bond Allocation Target Shares

Date:	June 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Bond Allocation Target Shares

Date:	June 4, 2012

5